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                                    EXHIBIT B


                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G filed herewith and any amendments thereto, relating to the common stock, $0.10 par value, of Argonaut Group, Inc., is, or will be, filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement.

Dated:  February 14, 2005

                                       HCC INSURANCE HOLDINGS, INC.

                                       By:           /S/ Christopher L. Martin
                                           -------------------------------------
                                       Name:    Christopher L. Martin
                                             -----------------------------------
                                       Title:        Executive Vice President
                                              ----------------------------------

                                       HCC STRATEGIC INVESTMENTS, LLC

                                       By:           /S/ Christopher L. Martin
                                           -------------------------------------
                                       Name:    Christopher L. Martin
                                             -----------------------------------
                                       Title:        Executive Vice President
                                              ----------------------------------

                                       HOUSTON CASUALTY COMPANY

                                       By:           /S/ Christopher L. Martin
                                           -------------------------------------
                                       Name:    Christopher L. Martin
                                             -----------------------------------
                                        Title:       Executive Vice President
                                               ---------------------------------

                                       U.S. SPECIALTY INSURANCE COMPANY

                                       By:           /S/ Christopher L. Martin
                                           -------------------------------------
                                       Name:    Christopher L. Martin
                                             -----------------------------------
                                        Title:       Executive Vice President
                                               ---------------------------------

                                       HCC LIFE INSURANCE COMPANY

                                       By:           /S/ Christopher L. Martin
                                           -------------------------------------
                                       Name:    Christopher L. Martin
                                             -----------------------------------
                                        Title:       Executive Vice President
                                               ---------------------------------

                                       AVEMCO INSURANCE COMPANY

                                       By:           /S/ Christopher L. Martin
                                           -------------------------------------
                                       Name:    Christopher L. Martin
                                             -----------------------------------
                                        Title:       Executive Vice President
                                               ---------------------------------


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